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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 1994
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                          PURITAN-BENNETT CORPORATION
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            (Exact name of registrant as specified in its charter)

     Delaware                            0-3717               44-0399150
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(State or other jurisdiction           (Commission           (IRS Employer
    of Incorporation)                  File Number)          Identification No.)

9401 Indian Creek Parkway, Overland Park, Kansas                 66225-5905
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    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code (913) 661-0444
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                                     NONE
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         (Former name or former address, if changed since last report)

ko-157566.1

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Item 2.  Acquisition or Disposition of Assets.
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     On January 28, 1994, the registrant, through a wholly owned foreign subsidiary, purchased all of the outstanding common stock of Societe d'Etude et Fabrication d'Appareillage Medical, a French "Societe Anonyme (S.A.)" ("SEFAM"), a leading European supplier of diagnostic and therapeutic systems used to treat sleep disorders. In a Form 8-K filed on February 3, 1994, the registrant undertook to file financial statements required by Item 7(a) and (b) of Form 8-K as soon as they became available. Upon completion of the required financial statements, the registrant has determined that a Form 8-K was not required to be filed in the first instance and, accordingly, the otherwise required financial statements will not be filed by amendment to the Form 8-K filed on February 3, 1994.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PURITAN-BENNETT CORPORATION
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                                            (Registrant)

March 30, 1994                    /s/ Derl Treff
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                              Derl Treff, Treasurer

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